UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 27, 2021

ChemoCentryx, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-35420	94-3254365
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

835 Industrial Road, San Carlos, CA	94070
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (650) 210-2900

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	CCXI	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1034 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01 Regulation FD Disclosure

On September 27, 2021, ChemoCentryx, Inc. (the “Company”) announced the approval in Japan of TAVNEOSTM (avacopan) for the treatment of anti-neutrophil cytoplasmic autoantibody-associated vasculitis (also known as ANCA-associated vasculitis or ANCA vasculitis). Kissei Pharmaceutical Co., Ltd. has received approval from the Japanese Ministry of Health, Labor and Welfare (“MHLW”) to market TAVNEOSTM (avacopan), an orally administered selective complement 5a receptor inhibitor, in Japan for the treatment of patients with microscopic polyangiitis (“MPA”) and granulomatosis with polyangiitis (“GPA”), the two main forms of ANCA-associated vasculitis.

ChemoCentryx’s Kidney Health Alliance with Vifor Pharma provides Vifor Pharma with exclusive rights to commercialize avacopan in markets outside of the U.S., and Vifor Pharma has granted Kissei Pharmaceutical Co., Ltd. an exclusive license to commercialize TAVNEOSTM (avacopan), in Japan. The press release, dated September 27, 2021, is attached hereto as Exhibit 99.1.

The information contained in this Item 7.01 and in Exhibit 99.1 of this Current Report on Form 8-K shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference in any filing under the Securities Act of 1933, as amended (the “Securities Act”), or the Exchange Act, except as expressly set forth by specific reference in such a filing.

Item 8.01 Other Events

On September 27, 2021, ChemoCentryx, Inc. (the “Company”) announced the approval in Japan of TAVNEOSTM (avacopan) for the treatment of anti-neutrophil cytoplasmic autoantibody-associated vasculitis (also known as ANCA-associated vasculitis or ANCA vasculitis). Kissei Pharmaceutical Co., Ltd. has received approval from the Japanese Ministry of Health, Labor and Welfare (“MHLW”) to market TAVNEOSTM (avacopan), an orally administered selective complement 5a receptor inhibitor, in Japan for the treatment of patients with microscopic polyangiitis (“MPA”) and granulomatosis with polyangiitis (“GPA”), the two main forms of ANCA-associated vasculitis.

ChemoCentryx’s Kidney Health Alliance with Vifor Pharma provides Vifor Pharma with exclusive rights to commercialize avacopan in markets outside of the U.S., and Vifor Pharma has granted Kissei Pharmaceutical Co., Ltd. an exclusive license to commercialize TAVNEOSTM (avacopan), in Japan. The press release, dated September 27, 2021, is attached hereto as Exhibit 99.1.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits

99.1	Press release, dated September 27, 2021.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CHEMOCENTRYX, INC.
Date: September 27, 2021
	By:	/s/ Susan M. Kanaya
	Name:	Susan M. Kanaya
	Title:	Executive Vice President Chief Financial and Administrative Officer and Secretary